United States
Securities and Exchange Commission
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Company ☒

File by a party other than the Company ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

Tredegar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Company)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the file fee is calculated and state how it was determined):

4.	Proposed aggregate offering price:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

2019 Annual Meeting of Shareholders  To be held: Thursday, May 2, 2019, at 9:00 a.m. Eastern Daylight Time Jepson Alumni Center University of Richmond 49 Crenshaw Way Richmond, Virginia 23173  Control Number: [[SingleControlNumber]] To: [[Registration]]  Your Tredegar Corporation 2018 annual report and 2019 proxy statement are now available online. You may also vote your shares for the 2019 Annual Meeting of Shareholders. To view the proxy statement and annual report please visit www.tredegar.com. To cast your vote, please visit www.investorvote.com/TG and follow the on-screen instructions. You will be prompted to enter the Control Number provided above to access this voting site. Note that votes submitted through this site must be received by 1:00 a.m., Eastern Time, on May 2, 2019. Note that if you are a shareholder through the Tredegar Corporation Retirement Savings Plan, voting instructions submitted through this site must be received by 1:00 a.m., Eastern Time, on April 26, 2019.  Thank you for viewing the 2019 Tredegar Corporation Annual Meeting Materials and for submitting your very important vote. REMEMBER, YOUR VOTE IS IMPORTANT; PLEASE VOTE.  Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.  Please do not reply to this email. This mailbox is not monitored and you will not receive a response.  This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the views expressed in the email or for the consequences of any computer viruses that may be transmitted with this email. This email is also subject to copyright. No part of it should be reproduced, adapted or transmitted without the written consent of the copyright owner.

Online  Go to www.envisionreports.com/TG or scan the  QR code — login details are located in the  shaded bar below.   Votes submitted electronically must be received  by 1:00 a.m., Eastern Time, on May 2, 2019. Shareholder Meeting Notice  Important Notice Regarding the Availability of Proxy Materials for the  Tredegar Corporation Shareholder Meeting to be Held on Thursday, May 2, 2019.  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual  shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or  request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at:   www.envisionreports.com/TG   Easy Online Access — View your proxy materials and vote.  Step 1:Go to www.envisionreports.com/TG Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares.  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.   Obtaining a Copy of the Proxy Materials - If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 26, 2019 to facilitate timely delivery. 2NOT

Shareholder Meeting Notice  Tredegar Corporation’s Annual Meeting of Shareholders will be held on Thursday, May 2, 2019 at the Jepson Alumni Center of the University of Richmond, 49 Crenshaw Way, Richmond, Virginia 23173, at 9:00 a.m. Eastern Daylight Time.  Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.  The Board of Directors recommend a vote FOR all the nominees and FOR the ratification of KPMG LLP:  1.Election of Directors: 01 - George C. Freeman, III  02 - John D. Gottwald  03 - William M. Gottwald  04 - Kenneth R. Newsome  05 - Gregory A. Pratt  06 - Thomas G. Snead, Jr.  07 - John M. Steitz  08 - Carl E. Tack, III  09 - Anne G. Waleski  2. Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019.   PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.  Directions to Tredegar Corporation’s Annual Meeting of Shareholders can be found at https://events.richmond.edu/jepson-alumni-center/directions.html Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  —  Internet - Go to www.envisionreports.com/TG. Click Cast Your Vote or Request Materials. — Phone - Call us free of charge at 1-866-641-4276.  —    Email - Send an email to investorvote@computershare.com with “Proxy Materials Tredegar Corporation” in the subject line. Include  your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of  the meeting materials.  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 26, 2019.